Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-61761

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 1

dated October 18, 2012 to the

Lifetime Variable Select Prospectus

dated May 1, 2008 and the

Personal Annuity Select Prospectus

dated May 1, 2008

This supplement amends certain disclosure in the above-referenced prospectuses for the contracts with the same names. All other provisions of your contract remain as stated in your contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

On page 4 of the Lifetime Variable Select and Personal Annuity Select Annuity prospectuses, the Valuation Day definition is replaced in its entirety with the following:

Valuation Day. Any business day. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded.

A13743 (10/12)